Exhibit 10.2

EXECUTION

VERSION

CENTERPOINT PROPERTIES TRUST

Series D Flexible Cumulative Redeemable Preferred Shares

(Five-Year Initial Fixed Rate Period)
(Liquidation Preference $1,000 Per Share)

REMARKETING AGREEMENT

December 14, 2004

LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC
c/o Lehman Brothers Inc.
745 7th Avenue
New York, New York 10019

Ladies and Gentlemen:

CenterPoint Properties Trust, a Maryland real estate investment trust (the “Company”), is issuing today 100,000 Series D Flexible Cumulative Redeemable Preferred Shares (the “Shares”) (Five-Year Initial Fixed Rate) having a liquidation preference equivalent to $1,000 per Share.

The Articles Supplementary, dated December 9, 2004, of the Company relating to the Series D Preferred Shares (the “Series D Articles Supplementary”) provide for the possible Remarketing (as defined below) of the Shares, on one or more occasions, at the option of the Company as contemplated in the Series D Articles Supplementary. As used in this remarketing agreement (the “Agreement”), the term “Remarketed Securities” means any Shares offered in a Remarketing; the term “Remarketing Procedures” means the procedures specified in Section 2 of the Series D Articles Supplementary; and the term “Remarketing” means a remarketing of the Remarketed Securities pursuant to the Remarketing Procedures.

In connection with any Remarketing, the Company will, to the extent required under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the “Securities Act”), in connection with Remarketings of Remarketed Securities, prepare and file one or more registration statements under the Securities Act with the Securities and Exchange Commission (the “Commission”) relating to Remarketed Securities, and any necessary amendments thereto, and will prepare one or more prospectuses (which may be preliminary or final) complying with the requirements of the Securities Act, and any necessary supplements thereto, and setting forth or including a description of the applicable terms of the Remarketed Securities, the terms of the applicable Remarketing, a description of the Company and such other information as may be required by the Securities Act.

Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Series D Articles Supplementary.  Any reference in this Agreement to any registration statement or to any preliminary prospectus or final prospectus (or any amendments or supplements to any of the foregoing) shall be deemed to (i) refer to any such document as it may at the time be amended or supplemented and (ii) include any document filed under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”), to the extent and at the time incorporated by reference therein.

Section 1.    Appointment and Obligations of the Remarketing Agents.

(a)  The Company hereby appoints Lehman Brothers Inc. and Wachovia Capital Markets, LLC as joint Remarketing Agents (the “Remarketing Agents”), and each of Lehman Brothers Inc. and Wachovia Capital Markets, LLC accepts appointment as Remarketing Agent for the purpose of (i) remarketing Remarketed Securities on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agents in the Remarketing Procedures, all in accordance with and pursuant to the Remarketing Procedures.

(b)  Each of the Remarketing Agents agree (i) to use commercially reasonable efforts to remarket the Remarketed Securities tendered or deemed tendered to the Remarketing Agents in any Remarketing, (ii) to notify the Company of the new Fixed Rate, if any, established pursuant to any Remarketing, and (iii) to carry out such other duties as are assigned to the Remarketing Agents in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

(c)  On any date during which a Remarketing is being conducted, the Remarketing Agents shall use commercially reasonable efforts to remarket, at a price equal to $1,000 per Share, Remarketed Securities tendered or deemed tendered for purchase.

(d)  If, as a result of the Remarketing Agents’ efforts described in Section 1(c), the Remarketing Agents have determined on any date during which a Remarketing is being conducted that they will be able to remarket all Remarketed Securities tendered or deemed tendered for purchase at a price of $1,000 per Share (including any accrued and unpaid distributions or interest, the “Remarketing Purchase Price”) prior to 4:00 P.M., New York City time, on such date (any such date of determination, a “Remarketing Date”), the Remarketing Agents shall determine the Fixed Rate resulting from such Remarketing and to be applicable to the next succeeding Distribution Period, which shall be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) which the Remarketing Agents determine, in their judgment, to be the lowest rate per annum, if any, that will enable them to remarket all Remarketed Securities tendered or deemed tendered for Remarketing at the Remarketing Purchase Price.

(e)  If any holder of Remarketed Securities submits a Notice of Election to tender some or all of its Shares in a Remarketing and separately notifies the Remarketing Agents that such holder desires to continue to hold a number of Shares, but only if the Fixed Rate determined by the applicable Remarketing is not less than a specified rate per annum, the Remarketing Agents shall give priority to such holder’s purchase of such number of Remarketed Securities in the Remarketing, provided that the new Fixed Rate is not less than such specified rate.

(f)  By approximately 4:30 P.M., New York City time, on a Remarketing Date, the Remarketing Agents shall advise, by telephone, (i) the Depository Trust Company (the “DTC”) participant who will receive a credit for the Shares on DTC’s records (the “Depositary Participant”), the Company and the Calculation Agent of any new Fixed Rate established pursuant to the Remarketing and the number of Remarketed Securities sold in the Remarketing, (ii) each purchaser of Remarketed Securities (or the Depositary Participant thereof) of such new Fixed Rate and the number of Remarketed Securities such purchaser is to purchase and (iii) each purchaser to give instructions to its Depositary Participant to pay the purchase price on the Remarketing Settlement Date in same day funds against delivery of the Remarketed Securities purchased through the facilities of the Depositary Participant.

(g)  If, by 4:00 P.M., New York City time, on the third business day prior to the Remarketing Settlement Date applicable to the Remarketing (such third business day, a “Remarketing Expiration Date”) the Remarketing Agents are unable to remarket all Remarketed Securities tendered or deemed tendered for purchase at the Remarketing Price, the Remarketing Agents shall, by approximately 4:30 P.M., New York City time, on such date, advise by telephone the Depositary Participant, the Company and the Calculation Agent that the Distribution Rate for the Series D Preferred Shares for the next succeeding Distribution Period will be a Floating Rate determined in accordance with the Series D Articles Supplementary.

Section 2.  Representations, Warranties and Agreements of the Company.  The Company represents, warrants and agrees, on and as of the date hereof, that the representations and warranties made by the Company in the underwriting agreement dated December 9, 2004 among the Company and Lehman Brothers Inc., Wachovia Capital Markets, LLC and the other underwriters named therein (the “Underwriting Agreement”), relating to the Series D Preferred Shares, are true, correct and complete in all material respects, as if made on the date hereof.  In addition, the Company represents, warrants and agrees, (i) on and as of the date of filing and of effectiveness of any registration statement filed pursuant to this Agreement and on and as of the date of any amendment to any such registration statement, (ii) on and as of the date of any preliminary prospectus and on and as of the date of any supplement thereto distributed in connection with a Remarketing, (iii) on and as of the date of any final prospectus and on and as of the date of any supplement thereto distributed in connection with a Remarketing, (iv) on and as of any Election Date, (v) on and as of any Remarketing Date, and (vi) on and as of any Remarketing Settlement Date, (to the extent applicable) that:

(a)  The registration statements under the Securities Act, including amendments thereto (File Nos. 333-113572 and 333-42748) (collectively, the “Initial Registration Statement”), relating to certain securities (the “Shelf Securities”) to be issued from time to time by the Company, including the Series D Preferred Shares, was prepared by the Company and filed with the Commission in conformity in all material respects with all applicable requirements of the Securities Act.  The Initial Registration Statement has been declared effective by the Commission under the Securities Act. Any registration statement (other than the Initial Registration Statement) and any amendments thereto required under the Securities Act with respect to the applicable Remarketing and required to have been filed with the Commission have or will have (i) been prepared by the Company in conformity in all material respects with the requirements of the Securities Act, (ii) been filed as required with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement(s) and any amendments thereto have been or will be delivered by the Company to the Remarketing Agents.

(b)  The prospectus supplement dated December 9, 2004 and the accompanying prospectus, dated May 27, 2004, relating to the initial offering of the Shares (collectively, the “Initial Prospectus”), were prepared by the Company and filed with the Commission in conformity with the requirements of the Securities Act.  Any preliminary prospectus and any final prospectus (other than the Initial Prospectus), and any supplements to any of the foregoing, required to have been prepared in connection with the applicable Remarketing have been or will be prepared and filed with the Commission in conformity in all material respects with the requirements of the Securities Act.

(c)  Neither the Commission nor any state securities authority of any jurisdiction has issued, instigated a proceeding for or, to the knowledge of the Company, threatened, an order preventing or suspending the use of any registration statement, any preliminary prospectus or any final prospectus, or any amendment or supplement thereto, relating to the applicable Remarketing.

(d)  Any registration statement (and any amendments thereto) relating to a Remarketing, at the time it became effective, and any preliminary prospectus, and any final prospectus (and any supplements to either of the foregoing) relating to the applicable Remarketing, as of their respective dates and as of the dates they were filed with the Commission, did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, except that the representations and warranties set forth in this Section 2(d) do not apply to information contained in any preliminary prospectus or any final prospectus (or any supplements to either of the foregoing) based upon information furnished to the Company in writing by or on behalf of the Remarketing Agents expressly for use therein.

(e)  The documents incorporated or deemed to be incorporated by reference in the prospectus pursuant to Item 12 of Form S-3 under the Securities Act, at the time they were, or hereafter are, filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with other information included in, and incorporated by reference in, an applicable prospectus, at the time an applicable registration statement became effective, as of the date of the prospectus and as of the date hereof (if applicable), or during the period specified in Section 4(f) did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The foregoing representations and warranties in this Section 2(e) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Remarketing Agents furnished in writing to the Company by the Remarketing Agents specifically for inclusion in any applicable registration statement or applicable prospectus or any amendment or supplement thereto.

(f)  Since the respective dates as of which information is given in a registration statement and final prospectus relating to a Remarketing (or any amendment or supplement thereto) and except as disclosed therein, (i) there has not been and will not have been, except as set forth in or contemplated by any applicable registration statement and any applicable prospectus, any change in the capitalization, long-term or short-term debt or in the shares of beneficial interest or equity of the Company or any of the Subsidiaries (as hereinafter defined) which would be material to the Company and the Subsidiaries considered as one enterprise (anything which would be material to the Company and the Subsidiaries, considered as one enterprise, being hereinafter referred to as “Material”), (ii) neither the Company nor any of the Subsidiaries has incurred nor will any of them incur any liabilities or obligations, direct or contingent, which would be Material, nor has any of them entered into nor will any of them enter into any transactions, other than pursuant to this Agreement and the transactions referred to herein or as contemplated in any applicable prospectus, which would be Material, (iii) there has not been any material adverse change in the condition (financial or otherwise), earnings, assets or business affairs or prospects of the Company and the Subsidiaries taken as a whole or their properties (a “Material Adverse Effect”), (iv) except for regular quarterly distributions on the Company’s common shares of beneficial interest, par value $0.001 per share (the “Common Shares”), and the dividends on the shares of the Company’s 7.50% Series B Convertible Cumulative Redeemable Preferred Shares of Beneficial Interest (the “Series B Preferred Shares”), and dividends required to be paid on any class of preferred shares of beneficial interest issued on or after the date hereof, the Company has not paid or declared and will not pay or declare any dividends or other distributions of any kind on any class of its capital stock.

(g)  The Company is a real estate investment trusts duly formed and validly existing under the Maryland REIT Law, and has due authority to carry on the real estate business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under each of this Agreement, the Series D Articles Supplementary and the calculation agent agreement dated December 14, 2004 pertaining to the Series D Preferred Shares (the “Calculation Agent Agreement”).  The Company is and will be on each Remarketing Date, duly qualified to do business and in good standing as a foreign real estate investment trust in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all real estate investment trust power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

The Company’s subsidiaries (the “Corporate Subsidiaries”) have been duly incorporated and are validly existing as corporations, limited liability companies or partnerships, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation or formation, are, and will be on each Remarketing Date, duly qualified to do business and in good standing as foreign corporations, limited liability companies or partnerships, as the case may be, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except in any such case where the failure to so qualify or be in good standing would not have a material adverse effect upon the Company and its subsidiaries taken as a whole; and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company is a “significant subsidiary,” as such term is defined in Regulation S-X of the Rules and Regulations.

(h)  This Agreement has been duly authorized, executed, and delivered by the Company.

(i)  The Shares have been duly authorized by the Company and, when issued and delivered against payment therefore as provided in the Underwriting Agreement, will be validly issued, fully paid and non-assessable.  The Series D Preferred Shares conform in all material respects to all statements relating thereto contained in any applicable final prospectus (and any supplement thereto); the Shares are not subject to any preemptive or other similar right.

(j)  The Calculation Agent Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution, and delivery by the Calculation Agent, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights, generally, or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), and each of  this Agreement and the Calculation Agent Agreement will conform in all material respects to all statements relating thereto contained in any applicable prospectus.

(k)  The Company is not or, after giving effect to the applicable Remarketing, will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

(l)  The execution, delivery and performance by the Company of this Agreement and the Calculation Agent Agreement, and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary action on the part of the Company and do not and will not result in any violation of the declaration of trust or bylaws of the Company and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance, upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease, or other agreement or instrument to which the Company is a party, or by which the Company may be bound, or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its properties.  The Company has full real estate investment trust power to execute, deliver and file the Series D Articles Supplementary.

(m)  No Material authorization, approval, consent or order of, or any filing or declaration with, any court or governmental authority or agency or any other entity is necessary in connection with the Company entering into this Agreement or in connection with the applicable Remarketing or the transactions contemplated by this Agreement, except (A) such as may be required, and have been obtained, under the Securities Act or the rules and regulations thereunder and (B) such consents, approvals, authorizations, registrations, or qualifications as may be required, and have obtained, under state securities or “blue sky” laws.

(n)  The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly in all material respects the financial condition and results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity in all material respects with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the financial schedules and other financial information included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein.

(o)  (i) As of an applicable Remarketing Date, the Company and each of its subsidiaries have insurable title in fee simple to all real property and marketable title to all personal property owned by them as described in a prospectus, in each case free and clear of all liens, encumbrances and defects except such as are described in the prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; (ii) all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, which such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; (iii) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets of any of the Company or its subsidiaries which are required to be disclosed in the prospectus are disclosed therein; (iv) neither the Company nor any of its subsidiaries is in default under any of the leases pursuant to which any of the Company or its subsidiaries leases its properties and neither the Company nor any of its subsidiaries knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except for any such defaults which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; (v) except as described in the prospectus, no tenant under any of the leases pursuant to which any of the Company or its subsidiaries leases properties has an option or right of first refusal to purchase the premises under such lease, which exercise of such right would, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; (vi) each of the properties of any of the Company or its subsidiaries complies with all applicable codes and zoning laws and regulations, except for such failures to comply which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and (vii) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened condemnation, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the properties of any of the Company or its subsidiaries, except as may be described in the prospectus or any such matter which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

(p)  The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

(q)  The Company and each of its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses, except where the failure to own or possess such rights would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

(r)  There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(s)  There are no contracts or other documents which are required to be described in a prospectus or filed as exhibits to a registration statement that may be required to be filed in connection with a Remarketing by the Securities Act or by the rules and regulations thereunder which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

(t)  No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers or shareholders of the Company on the other hand, which is required to be described in a prospectus which is not so described.

(u)  No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might reasonably be expected to have a Material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries.

(v)  The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(w)  The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have) a Material adverse effect on the consolidated financial condition, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries.

(x)  The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(y)  The Company (i) has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act), and the Company has: (A) designed such controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (B) evaluated such controls and procedures for effectiveness and presented conclusions about the effectiveness of such controls and procedures in the periodic reports required under the Exchange Act as of the end of the period covered by such report, and (C) disclosed in the periodic reports required under the Exchange Act any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (A) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(z)  Neither the Company nor any of its subsidiaries (i) is in violation of its declaration of trust or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

(aa)  Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any real estate investment trust funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(bb)  There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of any material by the Company or any of its subsidiaries or, to the Company’s knowledge, any of their predecessors in interest at, upon or from any of the properties now or previously owned or leased by the Company or its subsidiaries or any of their predecessors in interest in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action damages other modification or cessation of any activity of the Company or any of its subsidiaries under any applicable law, common law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation, remedial action, damages, modification or cessation which would not have, individually or in the aggregate with all such violations, remedial actions, damages, modifications or cessations, a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries; and there has been no material spill, discharge, leak, emission, escape, dumping, migration or release of any kind onto such property or into the environment surrounding such property except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have, individually or in the aggregate with all such spills, discharges, leaks, emission, injections, escapes, dumpings and releases, a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries.

(cc)    The Company is organized in conformity with the requirements for qualification as a real estate investment trust (“REIT”) under the Code, and its present and contemplated method of operation does and will enable it to meet the requirements for taxation as a REIT under the Code for the year ended December 31, 1994 and subsequent taxable years.  The Company intends to continue to be organized and operate so that the Company shall qualify as a REIT for the foreseeable future, provided that nothing contained herein shall preclude the Company’s board of trustees from making a determination that it is no longer in the best interests of the Company to be so qualified.

(dd)  The Company has, in accordance with the declaration of trust of the Company, exempted the holders of Shares from the ownership limit contained in Article IV of the declaration of trust, with respect to the ownership of the Shares.

Section 3.  Fees and Expenses.  (a) For the performance of their services as Remarketing Agents in connection with Remarketings hereunder, the Company agrees to pay to the Remarketing Agents a fee on each Remarketing Settlement Date, in an amount customary for the types of services provided by the Remarketing Agents hereunder and as shall be mutually agreed upon between the Company and the Remarketing Agents.

(b)  The Company agrees to pay (i) the costs incident to the preparation and filing of any registration statements and any amendments thereto required in connection with this Agreement; (ii) the costs incident to the preparation, printing, and distribution of any prospectus (preliminary or final) and any supplements thereto required in connection with this Agreement; (iii) the fees and expenses of qualifying Remarketed Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing, and distributing a blue sky survey (including related fees and expenses of counsel to the Remarketing Agents); (iv) all other costs and expenses incident to the performance of the obligations of the Company hereunder; and (v) the fees and expenses of counsel and accountants for the Company.

Section 4.  Further Agreements of the Company.  The Company agrees:

(a)  To prepare any registration statement, preliminary prospectus or final prospectus, and any amendments and supplements thereto required in connection with any Remarketing, in a form reasonably acceptable to the Remarketing Agents and to file any such documents with the Commission pursuant to the Securities Act as required by the Securities Act.

(b)  To advise the Remarketing Agents, promptly after it receives notice thereof, of the time when any registration statement or any amendment thereto has been filed with the Commission or becomes effective, and when any prospectus (preliminary or final) or any supplement thereto has been filed, in each such case excluding documents incorporated by reference therein; during the term of this Agreement, to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; to advise the Remarketing Agents, promptly after it receives notice thereof, of the issuance by the Commission of any stop order with respect to any registration statement or amendment thereof filed in connection with this Agreement, or of any order preventing or suspending the use of any prospectus (preliminary or final) or any supplement thereto filed or prepared in connection with this Agreement, of the suspension of the qualification of any Remarketed Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of any such registration statement or prospectus or amendment or supplement thereto or for additional information; and, in the event of the issuance of any stop order with respect to any registration statement or any amendment thereto or of any order preventing or suspending the use of any prospectus or supplement thereto or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(c)  To furnish to the Remarketing Agents (i) conformed copies of any registration statement prepared in connection with this Agreement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), any preliminary or final prospectus prepared in connection with this Agreement and any supplements thereto; copies of the Series D Articles Supplementary and the Calculation Agent Agreement, and any amendment to any thereof, and each report or other document mailed or made available to holders of Remarketed Securities; (ii) if the delivery of a prospectus is required at any time in connection with a Remarketing and if at such time any event has occurred as a result of which the prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such prospectus is delivered, not misleading, or if for any other reason in the opinion of counsel to the Company or the Remarketing Agents it shall be necessary during such same period to amend or supplement the applicable registration statement or prospectus or to file under the Exchange Act any document incorporated by reference in the prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agents and to file such document and to prepare and furnish without charge to the Remarketing Agents and to any dealer in Shares as many copies as the Remarketing Agents may from time to time reasonably request of an amended or supplemented prospectus which will correct such statement or omission or effect such compliance; and (iii) such other information as the Remarketing Agents may reasonably request from time to time, in such form as the Remarketing Agents may reasonably request.

(d)  To furnish to the Remarketing Agents, without charge, as many copies of any registration statement, preliminary prospectus or final prospectus prepared in connection with this Agreement, and any amendments and supplements thereto as the Remarketing Agents may reasonably request.

(e)  Prior to making any amendment to any registration statement or supplement to any preliminary or final prospectus filed or prepared in connection with this Agreement, to furnish a copy thereof to the Remarketing Agents and counsel to the Remarketing Agents, and not effect any such amendment or supplement thereto to which the Remarketing Agents shall reasonably object by notice to the Company after a reasonable period to review.

(f)  If, at any time on or after the commencement of a Remarketing and prior to the related Remarketing Settlement Date, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Remarketing Agents or counsel for the Company, to amend or supplement any preliminary or final prospectus in order that such preliminary or final prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered in connection with the Remarketing, or if it is necessary to amend any registration statement or supplement any preliminary or final prospectus to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that such document, as so amended or supplemented, will comply with applicable law and to furnish you such number of copies as the Remarketing Agents may reasonably request.

(g)  Promptly from time to time to take such action as the Remarketing Agents may reasonably request to qualify the Remarketed Securities for offering and sale under the securities or “blue sky” laws of such jurisdictions as the Remarketing Agents may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Remarketed Securities; provided, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which it is not so qualified or to submit to any requirements which it deems unduly burdensome.

(h)  As soon as practicable after the effective date of any registration statement filed in connection with this agreement, to make generally available to the Company’s security holders an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(i)  During the period when a prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sale of Remarketed Securities, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act.

(j)  The Company will use its best efforts to continue to qualify as a REIT under Sections 856 through 860 of the Code unless the Company’s board of trustees determines that it is no longer in the best interests of the Company to be so qualified.

(k)  The Company will use its reasonable best efforts to take all reasonable action necessary to enable S&P and Moody’s or any other nationally recognized rating organization to provide their respective credit ratings with respect to the Shares.

Section 5.  Conditions to the Remarketing Agents’ Obligations.  The obligations of the Remarketing Agents hereunder are subject to the accuracy, on and as of the date when made, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)  The Remarketing Agents shall not have discovered and disclosed to the Company on or prior to the Remarketing Date, or during the period between the Remarketing Date and the Remarketing Settlement Date, that any applicable registration statement, preliminary prospectus or final prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Chapman and Cutler LLP, or such other counsel for the Remarketing Agents, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein not misleading.

(b)  All proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Series D Articles Supplementary, the Shares, the Calculation Agent Agreement, any applicable registration statement, preliminary prospectus and/or final prospectus and any amendments or supplements thereto and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel for the Remarketing Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)  On any Remarketing Settlement Date, Kirkland & Ellis LLP, or such other counsel satisfactory to the Remarketing Agents, shall have furnished to the Remarketing Agents their written opinion, as counsel to the Company, addressed to the Remarketing Agents and dated such date, in form and substance to the effect set forth in Exhibit A hereto, and to the extent not to such effect, in form and substance reasonably acceptable to the Remarketing Agents.

(d)  On any Remarketing Settlement Date, Ballard Spahr Andrews & Ingersoll, LLP, or such other counsel satisfactory to the Remarketing Agents, shall have furnished to the Remarketing Agents their written opinion, on certain matters of Maryland law relating to the validity of the Shares, addressed to the Remarketing Agents and dated such date, in form and substance reasonably satisfactory to the Remarketing Agents, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Remarketing Agents may reasonably request.

(e)  On any Remarketing Settlement Date, Chapman and Cutler LLP, or such other counsel satisfactory to the Remarketing Agents, shall have furnished to the Remarketing Agents their written opinion, addressed to the Remarketing Agents and dated such date, in form and substance reasonably satisfactory to the Remarketing Agents, to the effect set forth in Exhibit C hereto.  Such counsel may rely, to the extent appropriate, on the opinion of counsel rendered in connection with Section 5(d) above.

(f)  On any Remarketing Settlement Date, PricewaterhouseCoopers, LLP, or such other firm of independent public accountants performing services for the Company, shall have furnished to the Remarketing Agents a “comfort letter” of such accountants, addressed to the Remarketing Agents and dated such date, in form and substance reasonably satisfactory to the Remarketing Agents.

(g)  At the commencement date with respect to marketing efforts to investors in connection with any Remarketing (a “Commencement Date”) and on the related Remarketing Date and Remarketing Settlement Date, there shall not have been, since the respective dates as of which information is given in any applicable registration statement or preliminary or final prospectus (or any amendment or supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and the Company’s Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Remarketing Agents shall have received certificates of a Vice President of the Company and of the chief financial or chief accounting officer of the Company on behalf of the Company, and dated as of each such date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the Remarketing Settlement Date and (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such date.

(h)  Subsequent to the execution and delivery of this Agreement and prior to any Remarketing Settlement Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement in the rating accorded to the Shares by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(i)  On any Remarketing Settlement Date, the Shares shall have the same ratings accorded by any “nationally recognized statistical organization,” as defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, as when they were first issued, and the Company shall have delivered to the Remarketing Agents a letter, dated as of such date, from each such rating organization, or other evidence satisfactory the Remarketing Agents, confirming that the Shares have such ratings.  Since the date hereof, there shall not have occurred a downgrading in the rating assigned to the Shares or any of the Company’s other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Shares or any of the Company’s other securities.

(j)  Without the prior written consent of the Remarketing Agents, the Series D Articles Supplementary shall not have been amended in any manner, or otherwise contain any provision not contained therein as of the date hereof that, in the opinion of the Remarketing Agents, materially changes the nature of the Remarketed Securities or the Remarketing Procedures.

(k)  Subsequent to the Commencement Date of any Remarketing, there shall not have occurred any of the following:  (i) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (ii) trading in securities on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade shall have been generally suspended, or there shall have been a material disruption in settlement of securities generally, (iii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iv) a general banking moratorium shall have been declared by federal or New York State authorities, (v) any major disruption of settlements of securities or clearance services in the United States; or (vi) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (vi) with the result that, in the reasonable judgment of the Remarketing Agents, the marketability of the Remarketed Securities shall have been materially impaired.

All opinions, letters, evidence, and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Remarketing Agents.

Section 6.  Indemnification and Contribution.  (a) The Company shall indemnify and hold harmless each Remarketing Agent and each person, if any, who controls any Remarketing Agent within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to sales of Remarketed Securities), to which that Remarketing Agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any applicable preliminary prospectus, registration statement or prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Remarketing Agent and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Remarketing Agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any applicable preliminary prospectus, registration statement or prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Remarketing Agent specifically for inclusion therein.  The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Remarketing Agent or to any controlling person of that Remarketing Agent.

(b)  Each Remarketing Agent, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in any applicable registration statement as about to become a director of the Company), each of its officers who signed any applicable registration statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any applicable preliminary prospectus, registration statement or prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Remarketing Agent specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability which any Remarketing Agent may otherwise have to the Company or any such director, officer or controlling person.

(c)  Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Remarketing Agents shall have the right to employ counsel to represent jointly the Remarketing Agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Remarketing Agents against the Company under this Section 6 if the Remarketing Agents shall have reasonably concluded that there may be legal defenses available to them which are different from or additional to those available to the Company, or the Remarketing Agents and the Company may have conflicting interests which would make it inappropriate for the same counsel to represent both of them, and in that event the fees and expenses of such separate counsel shall be paid by the Company.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)  If the indemnification provided for in this Section 6 shall for any reason be unavailable to an indemnified party under Section 6(a) or 6(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Remarketing Agents on the other with respect to the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Remarketing Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Remarketing Agents agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein.  Notwithstanding the provisions of this Section 6(d), the Remarketing Agents shall not be required to contribute any amount in excess of the amount by which the total price at which the shares remarketed through the Remarketing Agents were offered to the public exceeds the amount of any damages which the Remarketing Agents has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 7.  Resignation and Removal of Remarketing Agents.  Either of the Remarketing Agents may resign and be discharged from its duties and obligations hereunder, and the Company may remove either of the Remarketing Agent, by giving 30 days’ prior written notice, in the case of a resignation, to the Company and the Depositary Participant, and, in the case of a removal, such removed Remarketing Agent and the Depositary Participant; provided, however, that (i) the Company may not remove a Remarketing Agent unless (A) such Remarketing Agent becomes involved as debtor in a bankruptcy, insolvency or similar proceeding, (B) such Remarketing Agent shall not be among the five underwriters with the largest volume underwritten in dollars, on a lead or co-managed basis, of U.S. domestic preferred securities during the twelve-month period ended as of the last calendar quarter preceding the Scheduled Remarketing Date, (C) such Remarketing Agent shall be subject to any restriction preventing the performance of its obligations hereunder or (D) the distribution rates provided by such Remarketing Agent in connection with remarketings of securities by it in the twelve month period ended as of the end of the last calendar quarter preceding a Remarketing Date shall not be among the lowest remarketing distribution rates provided by the top three underwriters during such 12 month period and (ii) no such resignation by the Remarketing Agent nor any such removal by the Company shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Company in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. In such case, the Company will use its best efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement with such person as soon as reasonably practicable. The provisions of Sections 3 and 6 shall survive the resignation or removal of any of the Remarketing Agents pursuant to this Agreement.

Section 8.  Dealing in the Remarketed Securities.  The Remarketing Agents, when acting as Remarketing Agents or in their individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any Remarketed Securities. Notwithstanding the foregoing, the Remarketing Agents are not obligated to purchase any Remarketed Securities that would otherwise remain unsold in a Remarketing. The Remarketing Agents may exercise any vote or join in any action which any beneficial owner of Remarketed Securities may be entitled to exercise or take pursuant to the Series D Articles Supplementary with like effect as if it did not act in any capacity hereunder. The Remarketing Agents, in their individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder.

Section 9.  Remarketing Agents’ Performance; Duty of Care.  The duties and obligations of the Remarketing Agents shall be determined solely by the express provisions of this Agreement and the Series D Articles Supplementary. No implied covenants or obligations of or against the Remarketing Agents shall be read into this Agreement or the Series D Articles Supplementary. In the absence of bad faith on the part of the Remarketing Agents, the Remarketing Agents may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement or the Series D Articles Supplementary as to the truth of the statements expressed in any of such documents. The Remarketing Agents shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agents, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Securities in their individual capacity or as Remarketing Agents for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from gross negligence, bad faith or willful misconduct on its part, and as provided in Section 6(b) herein.

Section 10.  Termination.  Subject to the last sentence of Section 7, this Agreement shall terminate as to the Remarketing Agents on the effective date of the resignation or removal of the Remarketing Agents pursuant to Section 7.

In addition, the obligations of either of the Remarketing Agents hereunder with respect to a specific Remarketing may be terminated by it by notice given to the Company prior to 10:00 A.M., New York City time, on the applicable Remarketing Date if, prior to that time, any of the events described in Sections 5(g), (h), (i), (j) or (k) herein shall have occurred or if either of the Remarketing Agents shall decline to perform its obligations under this Agreement for any reason permitted hereunder.

The Company may elect to terminate a specific Remarketing at any time prior to an Election Date with respect to such Remarketing.

Section 11.  Notices.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)  if to the Remarketing Agents, shall be delivered or sent by mail, telex or facsimile transmission c/o Lehman Brothers Inc., 745 7th Avenue, New York, New York 10019, Attention:  Debt Capital Markets, Real Estate Group (Fax:  (212) 526-0943), with a copy to the General Counsel, at the foregoing address and fax number.

(b)  if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the prospectus or any supplement thereto, Attention: Paul Fisher, Chief Financial Officer (Fax: (630) 586-8010).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

Section 12.  Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Remarketing Agents, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Remarketing Agents and the person or persons, if any, who control the Remarketing Agents within the meaning of Section 15 of the Securities Act and (y) the representations, warranties, indemnities and agreements of the Remarketing Agents contained in this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section 13.  Survival.  The respective indemnities, representations, warranties and agreements of the Company and the Remarketing Agents contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the Remarketing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

Section 14.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 15.  Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

Section 16.  Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement between the Company and the Remarketing Agents, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

CENTERPOINT PROPERTIES TRUST

			By:	/s/ Michael Kraft
				Name:	Michael Kraft
				Title:	Vice President and
Assistant Secretary

Accepted:

LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC

By: LEHMAN BROTHERS INC.

By:	/s/ Kevin Smith
	Name:	Kevin Smith
	Title:	Managing Director

EXHIBIT A

FORM OF OPINION OF
COMPANY COUNSEL TO BE DELIVERED
PURSUANT TO SECTION 5(c)

1.                                       Any applicable registration statement has been declared effective under the Securities Act and any required filing of any applicable prospectus and any supplements thereto pursuant to Rule 424(b) have been made in the manner and in within the time period required by Rule 424(b); to such counsel’s knowledge after inquiry of the Commission staff, no stop order suspending the effectiveness of any applicable registration statement, and no order directed at any amendment or supplement thereto has been issued and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

2.                                       Such counsel has no knowledge of any legal or governmental proceeding that is pending or threatened against the Company that has caused us to conclude that such proceeding is required by Item 103 of Regulation S-K to be described in any applicable prospectus but that is not so described.  Such counsel has no knowledge of any contract to which the Company is a party or to which any of its property is subject that we have concluded is required to be described in such applicable prospectus but is not so described or is required to be filed as an exhibit to any applicable registration statement or the filings incorporated by reference therein but has not been so filed.

3.                                       Any applicable registration statement and prospectus, including the documents incorporated by reference in such applicable prospectus, (in each case, not including the financial statements and data and related schedules included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act or the Exchange Act and the Rules and Regulations thereunder.

4.                                       The statements contained in any applicable prospectus under the captions “Certain United States Federal Income Tax Consequences” and “Federal Income Tax Considerations Relating to our REIT Status,” in each case insofar as they constitute summaries of laws, documents or proceedings, are correct in all material respects.

5.                                       The Company is not an “investment company” within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

6.                                       The execution, delivery and performance by the Company of the Remarketing Agreement and the Calculation Agreement the compliance by the Company with all of the provisions of the Remarketing Agreement and the Calculation Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary trust action and did not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company or any of its

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subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Company’s Annual Report on Form 10-K for the year most recently ended, (except that such counsel need express no opinion in this paragraph as to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of the indemnification or contribution provisions in the  Remarketing Agreement and the Calculation Agreement would be permitted) or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Remarketed Securities, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body was or is required for the execution, delivery and performance of the Remarketing Agreement and the Calculation Agreement by the Company and the consummation of the transactions contemplated thereby.

7.                                       The Company is organized in conformity with the requirements for qualification as a REIT under the Code.

8.                                       The Company has met the requirements to qualify as a REIT for its taxable years ending prior to the date hereof.  If (i) results of operations for its current taxable year and subsequent taxable years are in accordance with expectations set forth in an officer’s certificated dated the date hereof, any applicable registration statement and prospectus, and (ii) the restrictions on ownership and transfer of beneficial interest in the Company are in accordance with the limitations set forth in the Declaration of Trust, any applicable registration statement and prospectus, the Company will continue to so qualify.

Such counsel shall also have furnished to a written statement, addressed to the Remarketing Agents and dated the Remarketing Settlement Date, in form and substance reasonably satisfactory to the Remarketing Agents, to the effect that no facts have come to the attention of such counsel which lead it to believe that any applicable registration statement, as of its effective date and as of the Remarketing Settlement Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that any applicable prospectus, as of the Remarketing Settlement Date and at the time such applicable prospectus was issued, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; such statement need not address the financial statements included therein or omitted therefrom.

*                                         To the extent no registration statement or prospectus is required under the Securities Act in connection with the Remarketing, the foregoing opinions shall be revised as appropriate to reflect such fact.

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EXHIBIT B

FORM OF OPINION OF SPECIAL MARYLAND COUNSEL
TO THE COMPANY TO BE DELIVERED PURSUANT TO
SECTION 5(d)

1.                                       The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland.

2.                                       The Company has the requisite real estate investment trust power and authority to own, or hold under lease, its assets and conduct its business as described in any applicable prospectus.

3.                                       The execution and delivery of the Remarketing Agreement and the Calculation Agent Agreement by the Company have been authorized by all necessary real estate investment trust action on the part of the Company under its declaration of trust and by-laws and the Maryland REIT Law; and each of the Remarketing Agreement and the Calculation Agent Agreement has been duly executed and, to such counsel’s knowledge, delivered by the Company.

4.                                       The purchasers of the Remarketed Securities are receiving good, valid and marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities of such purchasers acquire such Shares in good faith and without notice of any such security interests, mortgages, pledges, liens, encumbrances, claims or equities.  The Remarketed Securities conform to the description thereof contained in any applicable prospectus.

5.                                       The execution and delivery by the Company of the Remarketing Agreement and the Calculation Agent Agreement the compliance by the Company with the provisions of the Remarketing Agreement and the Calculation Agent Agreement and the consummation of the transactions contemplated by the Remarketing Agreement and the Calculation Agent Agreement:  (i) will not contravene any provision of the Maryland REIT Law; (ii) will not result in any violation of the provisions of the declaration of trust or by-laws of the Company; and (iii) will not, to our knowledge, result in any violation of any order, rule, regulation or decree of any court or governmental agency or authority of the State of Maryland issued under or pursuant to the Maryland REIT Law and applicable to the properties, assets or business of the Company.

6.                                       No authorization, approval, consent, decree or order of any court or governmental authority or agency is required under the Maryland REIT Law in connection with the offer and sale of the Remarketed Shares in accordance with the Remarketing Agreement, except for such as have been obtained or rendered, as the case may be.

7.                                       The statements contained in any applicable prospectus under the caption “Certain Provisions of Maryland Law and of the CenterPoint Properties Trust

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Declaration of Trust and By-laws” insofar as such statements constitute summaries of Maryland law or of the declaration of trust or bylaws of the Company, constitute a fair summary thereof.

8.                                       The Company has, in accordance with the declaration of trust of the Company, exempted the holders of Remarketed Shares from the ownership limit contained in Article IV of the declaration of trust, with respect to ownership of the Remarketed Securities.

*                                         To the extent no registration statement or prospectus is required under the Securities Act in connection with the Remarketing, the foregoing opinions shall be revised as appropriate to reflect such fact.

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EXHIBIT C

1.                                       The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland.

2.                                       This Remarketing Agreement and the Calculation Agreement were duly and validly authorized, executed and delivered by the Company.

3.                                       The Remarketed Securities conform in all material respects to the description thereof in any applicable prospectus.

4.                                       The purchasers of the Remarketed Securities are receiving good, valid and marketable title of the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities if such purchasers acquire such Shares in good faith and without notice of any such security interests, mortgages, pledges, liens, encumbrances, claims or equities.

Such counsel shall also have furnished to a written statement, addressed to the Remarketing Agents and dated the Remarketing Settlement Date, in form and substance reasonably satisfactory to the Remarketing Agents, to the effect that no facts have come to the attention of such counsel which lead it to believe that any applicable registration statement, as of its effective date and as of the Remarketing Settlement Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that any applicable prospectus, as of the Remarketing Settlement Date and at the time such applicable prospectus was issued, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; such statement need not address the financial statements included therein or omitted therefrom.

*                                         To the extent no registration statement or prospectus is required under the Securities Act in connection with the Remarketing, the foregoing opinions shall be revised as appropriate to reflect such fact.

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